UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	August 31, 2020

Date of reporting period:	September 1, 2019 — February 29, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam PanAgora Managed Futures Strategy

Semiannual report
2 | 29 | 20

Putnam PanAgora funds pursue systematic, rule-based strategies that combine cutting-edge quantitative techniques with fundamental investment insights.

FUND SYMBOL
CLASS A
PPMFX

Putnam PanAgora
Managed Futures
Strategy

Semiannual report
2 | 29 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 7, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020. In late February, as COVID-19, the disease caused by the coronavirus, spread into regions beyond China, global stock markets began to experience significant declines and turbulence. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows. Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence, including emergency interest-rate cuts.

Markets are working to assess the economic impact of the disease and the public health measures taken in response to it. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remain calm, stay focused on your long-term goals, and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six-months ended 2/29/20. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

2 PanAgora Managed Futures Strategy

Please review global market performance, beginning with equities.

For the six-month reporting period ended February 29, 2020, global equities gained 1.13% as measured by the MSCI All Country World Index [ND] [ACWI]. The asset class finished 2019 strongly due to continued optimism about the U.S.–China trade deal and a series of interest-rate cuts from the U.S. Federal Reserve [Fed]. At the start of 2020, global equities declined. The MSCI ACWI fell by 9.09% in the first two months of 2020. In February, equities reached an all-time high only to sell off later that month. Fears over the potential for a global outbreak of the coronavirus disease [COVID-19] to slow global economic growth further eroded investor confidence.

U.S. large-cap equities finished the six-month period up 1.92% as measured by the S&P 500 Index. Small-cap U.S. equities finished lower, with the Russell 2000 Index declining 0.52% over the same period. Although U.S. equities finished 2019 on a promising note, market turmoil battered the asset class after the amount of coronavirus cases outside of mainland China surged. The S&P 500 Index notably declined 11.44% in the last week of

PanAgora Managed Futures Strategy 3

The table shows the fund’s long and short exposures as a percentage of the fund’s net assets as of 2/29/20. Allocations will not total 100% because the table reflects the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

February 2020 as worries over the virus shook investor sentiment.

European equities lost 1.12% for the reporting period, as measured by the MSCI Europe Index [ND]. Similar to U.S. equities, European equities suffered significant losses at the start of 2020. The spread of the coronavirus hit European equities hard after a sizeable outbreak occurred in northern Italy, business slowed in Milan, and fears of contagion rose. Travel and leisure stocks fell the most, given new border restrictions, grounded flights, and lower consumer demand.

Emerging-market equities finished the reporting period up 2.93%, as measured by the MSCI Emerging Markets Index [ND]. Improved U.S.–China trade relations helped boost the asset class. Emerging-market equities had declined at the start of 2020. However, promising reports of the coronavirus containment in China helped reduce losses compared with developing markets.

How did fixed-income markets perform?

Bonds ended the final months of 2019 on a decline as investors favored riskier assets. As mentioned previously, the market environment changed drastically in the first two months of 2020. Bonds rallied considerably as the coronavirus moved from being a localized epidemic to a global pandemic. Prices for U.S. Treasuries rose as yields dropped to record lows. The yield on the bellwether 10-year Treasury note declined by approximately 80 basis points from the start of 2020 through the end of the reporting period, closing at a then all-time low of 1.13%. The spike in volatility and drastic repricing of assets took place over a short period of time. It also followed the results of the January FOMC [Federal Open Market Committee] meeting in which the Fed indicated that the U.S. economy and labor market remained strong.

4 PanAgora Managed Futures Strategy

Across the Atlantic, yields for developed-market government debt moved in step with the United States as prices climbed. The yield on the benchmark 10-year German bund retreated further into negative territory and closed the period at -0.61%. The Bloomberg Barclays U.S. Treasury Index and FTSE World Government Bond Index ex-U.S. [Hedged] finished the period up 3.44% and 0.75%, respectively. Investment-grade credit and inflation-linked bonds also reflected demand for safer haven assets. The Bloomberg Barclays U.S. Credit Index and the Bloomberg Barclays World Government Inflation-Linked Bond Index [Hedged] gained 4.14% and 0.36%, respectively, for the period.

How did commodities, the third source of the fund’s asset class diversification, perform?

The risk aversion stemming from coronavirus fears directly affected prices of commodities. Both the S&P GSCI and the Bloomberg Commodity Index [BCOM] saw their positive gains from the end of 2019 get completely wiped out by the end of February. The more heavily energy-weighted S&P GSCI lost 9.97%, while the more balanced Bloomberg Commodity Index lost 7.06%. The steep decline in prices reflected investor fears that the spread of the coronavirus would disrupt China’s economy and the country’s large demand for certain commodities. The main commodity sectors, with the exception of safe-haven precious metals, posted negative performance for the period, with energy and industrial metals declining the most.

How did the fund perform? Could you discuss some detractors and contributors to results?

On an absolute performance basis, Putnam PanAgora Managed Futures Strategy posted a return of –10.45%, net of fees. Over the reporting period, trades within commodities and developed-market currencies were the largest detractors to performance.

Within commodities, the fund’s aggregate short positions in agricultural commodities detracted value. Agricultural commodities suffered significant losses in the third quarter of 2019 when the U.S.–China trade war escalated, resulting in gains for the short positions of the fund. However, agricultural commodities rebounded strongly and subsequently negatively impacted our short positions at the end of 2019, following positive U.S.–China trade talks.

Within developed-market currencies, the fund’s aggregate short positions in major currencies against the U.S. dollar detracted value. After strong performance during the first three quarters of 2019, the U.S. dollar weakened against a broad basket of currencies toward the end of the year. With the announcement of a U.S.–China “phase-one” trade agreement as well as the United Kingdom’s re-election of Boris Johnson as Prime Minister, the growing uncertainties around global trade and Brexit were reduced. As a result, market sentiment significantly improved and sparked the rally of major currencies against the U.S. dollar, which is one of the perceived safe-haven currencies.

How did the fund use derivatives?

We used forward currency contracts in an effort to provide exposure to developed and emerging-market currencies. We also used futures to gain exposure to equity securities, fixed-income securities, and commodities.

What is your outlook and portfolio strategy for the coming months?

We remain confident in Putnam PanAgora Managed Future Strategy’s long-term diversification benefit to traditional asset allocation portfolios. While the negative performance is certainly below our long-term return expectations for the fund, it is not

PanAgora Managed Futures Strategy 5

unprecedented in our researched scenarios. It can also be seen in publicly available CTA/Managed Futures index returns [that track the dynamics of other trend investment strategies]. Over time, trend-following strategies have demonstrated frequent small losses in trendless environments. In our view, these strategies have gone on to capitalize on sizeable — sometimes huge — gains from major trends. This typically has happened during crisis periods when capital markets were dislocated and were under sustained selling pressure.

As capital markets have experienced one of the longest and perhaps the best bull runs since World War II, we have started to see emerging signs of major equity market corrections. For example, the MSCI World Index [ND] declined 9.01% year-to-date through February 2020. The fund, on the other hand, has exhibited resilience and contributed positively year-to-date through February, on a net-of-fee basis. Going into March 2020, the selling in risky assets accelerated amid the coronavirus fear and the shock from the oil price cut by Saudi Arabia. Our systematic investment process has positioned the fund in a very defensive mode, which we believe can benefit from a risk-averse environment. Our portfolio managers continue to monitor the market and trade according to the process should there be changes in the trends of underlying asset classes.

Thank you, gentlemen, for your time and insights today.

Past performance is not a guarantee of future results.

The opinions expressed in this article represent the current, good faith views of the author(s) at the time of publication, are provided for limited purposes, are not definitive investment advice, and should not be relied on as such. The information presented in this article has been developed internally and/or obtained from sources believed to be reliable; however, PanAgora Asset Management, Inc. (PanAgora) does not guarantee the accuracy, adequacy, or completeness of

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to gain exposure to different asset classes, or to gain exposure to different areas of risk.

For example, the fund’s managers might use futures contracts to gain exposure to equity securities, fixed-income securities, or commodities. These asset classes offer different return potential and exposure to different investment risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. PanAgora monitors the counterparty risks we assume. For example, PanAgora often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 PanAgora Managed Futures Strategy

such information. Predictions, opinions, and other information contained in this article are subject to change continually and without notice of any kind and may no longer be true after the date indicated. As with any investment there is a potential for profit as well as the possibility of loss.

Any forward-looking statements speak only as of the date they are made, and PanAgora assumes no duty to and does not undertake to update forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements. Any investments to which this material relates are available only to or will be engaged in only with investment professionals.

PanAgora Managed Futures Strategy 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/20

	Life of fund	Annual average	1 year	6 months
Class A (9/21/17)
Before sales charge	–8.03%	–3.37%	–1.99%	–10.45%
After sales charge	–13.32	–5.69	–7.63	–15.60
Class B (9/21/17)
Before CDSC	–9.67	–4.08	–2.77	–10.73
After CDSC	–12.25	–5.21	–7.52	–15.09
Class C (9/21/17)
Before CDSC	–9.69	–4.09	–2.72	–10.75
After CDSC	–9.69	–4.09	–3.67	–11.62
Class R (9/21/17)
Net asset value	–8.60	–3.62	–2.25	–10.61
Class R6 (9/21/17)
Net asset value	–7.45	–3.12	–1.73	–10.29
Class Y (9/21/17)
Net asset value	–7.46	–3.13	–1.74	–10.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8 PanAgora Managed Futures Strategy

Comparative index returns For periods ended 2/29/20

	Life of fund	Annual average	1 year	6 months
ICE BofA U.S.
Treasury Bill Index	4.90%	1.98%	2.27%	0.97%
Lipper Alternative
Managed Futures
Funds category	0.52	0.12	5.93	–7.18
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/29/20, there were 109, 107, and 85 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/29/20

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.274		$0.205	$0.192	$0.251	$0.297	$0.296
Capital gains	—		—	—	—	—	—
Total	$0.274		$0.205	$0.192	$0.251	$0.297	$0.296
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
8/31/19	$9.96	$10.57	$9.89	$9.81	$9.94	$9.98	$9.98
2/29/20	8.64	9.17	8.62	8.56	8.63	8.65	8.65

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

PanAgora Managed Futures Strategy 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Life of fund	Annual average	1 year	6 months
Class A (9/21/17)
Before sales charge	–6.75%	–2.73%	–3.29%	–4.81%
After sales charge	–12.11	–4.98	–8.85	–10.29
Class B (9/21/17)
Before CDSC	–8.41	–3.41	–3.85	–5.08
After CDSC	–11.03	–4.52	–8.55	–9.71
Class C (9/21/17)
Before CDSC	–8.53	–3.46	–4.03	–5.16
After CDSC	–8.53	–3.46	–4.97	–6.09
Class R (9/21/17)
Net asset value	–7.33	–2.97	–3.44	–4.97
Class R6 (9/21/17)
Net asset value	–6.16	–2.48	–3.03	–4.66
Class Y (9/21/17)
Net asset value	–6.17	–2.49	–3.04	–4.77

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 PanAgora Managed Futures Strategy

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/19*†‡	1.55%	2.30%	2.30%	1.80%	1.30%	1.30%
Total annual operating expenses for the
fiscal year ended 8/31/19*‡	2.93%	3.68%	3.68%	3.18%	2.68%	2.68%
Annualized expense ratio for the
six-month period ended 2/29/20	1.49%	2.24%	2.24%	1.74%	1.25%	1.24%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.05%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Includes management fee payable to Putnam Investment Management, LLC (“Putnam Management”) by the fund’s wholly-owned subsidiary. The management fee paid by the fund to Putnam Management is reduced by an amount equal to the management fee Putnam Management receives from the subsidiary under the management contract between Putnam Management and the subsidiary.

† Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/20.

‡ Reflects current fees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/19 to 2/29/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$7.02	$10.54	$10.54	$8.19	$5.90	$5.85
Ending value (after expenses)	$895.50	$892.70	$892.50	$893.90	$897.10	$897.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

PanAgora Managed Futures Strategy 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/20, use the following calculation method. To find the value of your investment on 9/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$7.47	$11.22	$11.22	$8.72	$6.27	$6.22
Ending value (after expenses)	$1,017.45	$1,013.72	$1,013.72	$1,016.21	$1,018.65	$1,018.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 PanAgora Managed Futures Strategy

Consider these risks before investing

There can be no assurance that a trend following strategy will achieve any particular level of return. The fund’s allocation of assets may hurt performance, and efforts to balance risk exposures may be unsuccessful. Quantitative models or data may be incorrect or incomplete, and reliance on those models or data may not produce the desired results. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Bond investments in which the fund invests (or has exposure to) are subject to interest-rate risk and credit risk. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. Risks associated with derivatives (including “short” derivatives) include losses caused by unexpected market movements (which are potentially unlimited), imperfect correlation between the price of the derivative and the price of the underlying asset, increased investment exposure (which may be considered leverage), the potential inability to terminate or sell derivatives positions, the potential need to sell securities at disadvantageous times to meet margin or segregation requirements, the potential inability to recover margin or other amounts deposited from a counterparty, and the potential failure of the other party to the instrument to meet its obligations. Leveraging can result in volatility in the fund’s performance and losses in excess of the amounts invested. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests in (or provides exposure to) fewer issuers or makes large investments in (or provides large amounts of exposure to) a small number of issuers, and involves more risk than a fund that invests more broadly. By investing in a subsidiary, the fund is indirectly exposed to the risks associated with the subsidiary’s investments. You can lose money by investing in the fund.

PanAgora Managed Futures Strategy 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. dollar-denominated, investment-grade fixed-income securities.

Bloomberg Barclays U.S. Credit Index is an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government-related bonds.

Bloomberg Barclays U.S. Treasury Index is an unmanaged index of U.S.-dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

Bloomberg Barclays World Government Inflation-Linked Bond Index (Hedged) is an unmanaged index that tracks the performance of government inflation-protected securities.

Bloomberg Commodity Index is a broadly diversified index that measures the prices of commodities.

FTSE World Government Bond Index (WGBI) ex-U.S. (Hedged) is an unmanaged index that represents the world bond market, excluding the United States.

14 PanAgora Managed Futures Strategy

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

MSCI ACWI (All Country World Index) (ND) is a free float-adjusted market capitalization index that is designed measure equity market performance in the global developed and emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Europe Index (ND) is an unmanaged index of Western European equity securities. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

PanAgora Managed Futures Strategy 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2020, Putnam employees had approximately $449,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 PanAgora Managed Futures Strategy

Consolidated financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial consolidated statements.

The fund’s consolidated portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Consolidated statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Consolidated statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Consolidated statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Consolidated statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Consolidated financial highlights provide an overview of the fund’s consolidated investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

PanAgora Managed Futures Strategy 17

The fund’s consolidated portfolio 2/29/20 (Unaudited)

INVESTMENT COMPANIES (12.1%)*	Shares	Value
State Street Institutional Treasury Plus Money Market Fund	526,432	$526,432
State Street Institutional U.S. Government Money Market Fund ΩΩ	831,967	831,967
Total investment companies (cost $1,358,399)		$1,358,399

SHORT-TERM INVESTMENTS (77.9%)*	Principal amount	Value
U.S. Treasury Bills 1.545%, 6/18/20 # ΩΩ	$8,800,000	$8,767,198
Total short-term investments (cost $8,759,154)		$8,767,198

TOTAL INVESTMENTS
Total investments (cost $10,117,553)	$10,125,597

Notes to the fund’s consolidated portfolio

Unless noted otherwise, the notes to the fund’s consolidated portfolio are for the close of the fund’s reporting period, which ran from September 1, 2019 through February 29, 2020 (the reporting period). Within the following notes to the fund’s consolidated portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $11,251,294.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $797,016 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

ΩΩ A portion of these holdings are held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary, valued at $1,180,662.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/29/20 (aggregate face value $25,535,820) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of New York
	Australian Dollar	Sell	4/17/20	$1,849,266	$1,900,000	$50,734
	Canadian Dollar	Buy	4/17/20	1,800,759	1,849,000	(48,241)
	Hungarian Forint	Buy	4/17/20	1,809,336	1,851,000	(41,664)
	Mexican Peso	Sell	4/17/20	955,219	993,000	37,781
	Polish Zloty	Sell	4/17/20	380,707	400,000	19,293
	South African Rand	Sell	4/17/20	177,165	185,000	7,835
	Swedish Krona	Sell	4/17/20	440,283	454,000	13,717
	Turkish Lira	Buy	4/17/20	295,186	309,000	(13,814)
Brown Brothers Harriman & Co.
	Australian Dollar	Buy	4/17/20	763,124	768,000	(4,876)
	Canadian Dollar	Buy	4/17/20	1,124,865	1,134,000	(9,135)
	Euro	Buy	4/17/20	1,589,205	1,595,000	(5,795)
	Mexican Peso	Buy	4/17/20	482,505	503,000	(20,495)
	Norwegian Krone	Sell	4/17/20	930,483	933,000	2,517

18 PanAgora Managed Futures Strategy

FORWARD CURRENCY CONTRACTS at 2/29/20 (aggregate face value $25,535,820) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Broker Group
	Australian Dollar	Buy	4/17/20	$229,707	$238,804	$(9,097)
	British Pound	Sell	4/17/20	333,867	339,000	5,133
	Canadian Dollar	Sell	4/17/20	447,656	452,000	4,344
	Czech Koruna	Buy	4/17/20	8,159	14,000	(5,841)
	Euro	Sell	4/17/20	3,697,348	3,738,018	40,670
	Hungarian Forint	Sell	4/17/20	967,244	950,000	(17,244)
	Japanese Yen	Buy	4/17/20	576,328	573,000	3,328
	Mexican Peso	Buy	4/17/20	650,201	668,000	(17,799)
	New Zealand Dollar	Buy	4/17/20	263,839	286,000	(22,161)
	Norwegian Krone	Buy	4/17/20	359,460	399,998	(40,538)
	South African Rand	Buy	4/17/20	941,106	1,014,000	(72,894)
	Swiss Franc	Buy	4/17/20	1,782,464	1,780,000	2,464
	Turkish Lira	Sell	4/17/20	2,084,864	2,209,000	124,136
Unrealized appreciation						311,952
Unrealized (depreciation)						(329,594)
Total						$(17,642)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Amsterdam Exchange index (Short)	10	$1,190,897	$1,190,257	Mar-20	$154,022
Australian Government Treasury
Bond 10 yr (Long)	24	2,340,471	2,340,471	Mar-20	77,462
Brent Crude (Short)##	3	149,010	149,010	May-20	15,652
Canadian Government Bond
10 yr (Short)	47	4,997,459	4,997,459	Jun-20	(67,653)
Chicago SRW Wheat (Long)##	30	787,500	787,500	May-20	(40,951)
Cocoa (Long)##	35	935,200	935,200	May-20	43,963
Coffee ‘C’ (Short)##	9	375,806	375,806	May-20	(823)
Copper (Short)##	7	444,500	444,500	May-20	3,389
Corn No. 2 Yellow (Short)##	5	92,063	92,063	May-20	3,956
Cotton No. 2 (Long)##	1	30,745	30,745	May-20	(3,139)
Crude Soybean Oil (Long)##	20	344,160	344,160	May-20	(31,677)
DAX Index (Short)	1	328,159	326,190	Mar-20	25,720
Euro-Bobl 5 yr (Short)	30	4,470,472	4,504,117	Jun-20	613
Euro-Bund 10 yr (Long)	51	9,941,478	9,835,302	Jun-20	468
Euro-Buxl 30 yr (Long)	12	2,222,450	2,890,053	Jun-20	(1,344)
Euro-CAC 40 Index (Short)	9	527,568	527,230	Mar-20	50,450
Euro-Schatz 2 yr (Short)	4	493,490	496,159	Jun-20	38
FTSE 100 Index (Short)	1	84,373	83,705	Mar-20	5,677
FTSE/MIB Index (Long)	9	1,092,126	1,094,202	Mar-20	(87,846)
Gasoline RBOB (Long)##	5	311,388	311,388	Apr-20	(40,295)

PanAgora Managed Futures Strategy 19

FUTURES CONTRACTS OUTSTANDING at 2/29/20 (Unaudited) cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Gold 100 OZ (Long)##	9	$1,410,030	$1,410,030	Apr-20	$2,310
Hang Seng Index (Short)	6	1,005,642	1,007,184	Mar-20	18,259
IBEX 35 Index (Long)	7	674,098	671,788	Mar-20	(106,522)
Lean Hog (Short)##	14	348,740	348,740	Apr-20	78,491
LME Nickel (Long)##	1	73,206	73,206	Mar-20	(11,339)
LME Nickel (Long)##	1	73,506	73,506	May-20	(995)
LME Nickel (Short)##	1	73,206	73,206	Mar-20	2,791
LME Primary Aluminum (Long)##	33	1,390,538	1,390,538	Mar-20	(39,129)
LME Primary Aluminum (Long)##	5	212,469	212,469	Jun-20	(1,180)
LME Primary Aluminum (Short)##	33	1,390,538	1,390,538	Mar-20	93,138
LME Primary Aluminum (Short)##	23	977,356	977,356	Jun-20	30,222
LME Zinc (Long)##	5	252,625	252,625	Jun-20	(21,399)
LME Zinc (Long)##	5	251,625	251,625	Mar-20	(46,023)
LME Zinc (Short)##	7	353,675	353,675	Jun-20	6,004
LME Zinc (Short)##	5	251,625	251,625	Mar-20	21,601
Low Sulphur Gas Oil (Short)##	3	131,850	131,850	Apr-20	12,892
Natural Gas (Short)##	35	589,400	589,400	Apr-20	78,014
NY Harbor ULSD (Short)##	6	372,280	372,280	Apr-20	45,239
OMXS 30 Index (Long)	2	34,734	34,784	Mar-20	(4,681)
S&P/TSX 60 Index (Long)	10	1,448,429	1,447,122	Mar-20	(74,294)
SGX MSCI Singapore Index (Long)	74	1,824,153	1,827,820	Mar-20	(93,205)
Silver (Short)##	3	246,855	246,855	May-20	20,720
Soybean (Short)##	20	892,750	892,750	May-20	1,925
Soybean Meal (Short)##	21	641,760	641,760	May-20	(21,169)
SPI 200 Index (Short)	4	415,297	415,234	Mar-20	20,109
Sugar No. 11 (Short)##	14	221,715	221,715	May-20	7,348
Tokyo Price Index (Short)	3	420,231	417,068	Mar-20	28,479
U.K. Gilt 10 yr (Short)	29	5,034,490	5,034,490	Jun-20	(45,438)
U.S. Treasury Bond 30 yr (Short)	21	3,575,250	3,575,250	Jun-20	(84,753)
U.S. Treasury Note 10 yr (Short)	119	16,035,250	16,035,250	Jun-20	(242,929)
U.S. Treasury Note 2 yr (Long)	274	59,821,907	59,821,907	Jun-20	347,739
U.S. Treasury Note 5 yr (Long)	27	3,314,250	3,314,250	Jun-20	38,542
WTI Crude (Short)##	3	135,300	135,300	Jun-20	15,920
Unrealized appreciation					1,251,153
Unrealized (depreciation)					(1,066,784)
Total					$184,369

## Held by Putnam PanAgora Managed Futures Ltd., a wholly-owned and controlled subsidiary.

20 PanAgora Managed Futures Strategy

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Investment companies	$1,358,399	$—	$—
Short-term investments	—	8,767,198	—
Totals by level	$1,358,399	$8,767,198	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(17,642)	$—
Futures contracts	184,369	—	—
Totals by level	$184,369	$(17,642)	$—

The accompanying notes are an integral part of these financial statements.

PanAgora Managed Futures Strategy 21

Consolidated statement of assets and liabilities 2/29/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $10,117,553)	$10,125,597
Cash	95,029
Interest and other receivables	2,001
Receivable for shares of the fund sold	3,187
Receivable from Manager (Note 2)	14,979
Receivable for variation margin on futures contracts (Note 1)	472,472
Unrealized appreciation on forward currency contracts (Note 1)	311,952
Deposits with broker (Note 1)	868,865
Prepaid assets	41,461
Total assets	11,935,543

LIABILITIES
Payable for custodian fees (Note 2)	11,815
Payable for investor servicing fees (Note 2)	839
Payable for Trustee compensation and expenses (Note 2)	211
Payable for administrative services (Note 2)	38
Payable for distribution fees (Note 2)	3,790
Payable for variation margin on futures contracts (Note 1)	284,929
Unrealized depreciation on forward currency contracts (Note 1)	329,594
Other accrued expenses	53,033
Total liabilities	684,249

Net assets	$11,251,294

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$12,488,627
Total distributable earnings (Note 1)	(1,237,333)
Total — Representing net assets applicable to capital shares outstanding	$11,251,294

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($9,188,364 divided by 1,063,384 shares)	$8.64
Offering price per class A share (100/94.25 of $8.64)*	$9.17
Net asset value and offering price per class B share ($9,032 divided by 1,048 shares)**	$8.62
Net asset value and offering price per class C share ($13,195 divided by 1,542 shares)**	$8.56
Net asset value, offering price and redemption price per class R share
($9,144 divided by 1,059 shares)	$8.63
Net asset value, offering price and redemption price per class R6 share
($1,651,139 divided by 190,950 shares)	$8.65
Net asset value, offering price and redemption price per class Y share
($380,420 divided by 43,976 shares)	$8.65

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22 PanAgora Managed Futures Strategy

Consolidated statement of operations Six months ended 2/29/20 (Unaudited)

INVESTMENT INCOME
Interest	$93,343
Total investment income	93,343

EXPENSES
Compensation of Manager (Note 2)	57,254
Investor servicing fees (Note 2)	2,609
Custodian fees (Note 2)	3,348
Trustee compensation and expenses (Note 2)	246
Distribution fees (Note 2)	11,815
Administrative services (Note 2)	178
Auditing and tax fees	27,592
Blue sky expense	45,198
Other	8,152
Fees waived and reimbursed by Manager (Note 2)	(73,196)
Total expenses	83,196
Expense reduction (Note 2)	(113)
Net expenses	83,083

Net investment income	10,260

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Foreign currency transactions (Note 1)	85,104
Forward currency contracts (Note 1)	(72,412)
Futures contracts (Note 1)	(365,080)
Total net realized loss	(352,388)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	3,433
Assets and liabilities in foreign currencies	(3,525)
Forward currency contracts	(525,427)
Futures contracts	(446,339)
Total change in net unrealized depreciation	(971,858)

Net loss on investments	(1,324,246)

Net decrease in net assets resulting from operations	$(1,313,986)

The accompanying notes are an integral part of these financial statements.

PanAgora Managed Futures Strategy 23

Consolidated statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/29/20*	Year ended 8/31/19
Operations
Net investment income	$10,260	$85,186
Net realized loss on investments
and foreign currency transactions	(352,388)	(667,052)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(971,858)	705,469
Net increase (decrease) in net assets resulting
from operations	(1,313,986)	123,603
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(281,522)	(234,792)
Class B	(210)	(160)
Class C	(478)	(945)
Class M	—	(184)
Class R	(258)	(210)
Class R6	(55,913)	(55,089)
Class Y	(12,052)	(13,627)
Increase from capital share transactions (Note 4)	242,351	10,440
Total decrease in net assets	(1,422,068)	(170,964)

NET ASSETS
Beginning of period	12,673,362	12,844,326
End of period	$11,251,294	$12,673,362

* Unaudited.

The accompanying notes are an integral part of these financial statements.

24 PanAgora Managed Futures Strategy

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PanAgora Managed Futures Strategy 25

Consolidated financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
February 29, 2020**	$9.96	.01	(1.06)	(1.05)	(.27)	—	(.27)	$8.64	(10.45)*	$9,188	.74*	.07*	—*
August 31, 2019	10.09	.06	.04	.10	(.23)	—	(.23)	9.96	1.20	10,230	1.50	.65	—
August 31, 2018†	10.00	(.01)	.16	.15	—	(.06)	(.06)	10.09	1.49*	10,167	1.42*	(.12)*	—
Class B
February 29, 2020**	$9.89	(.03)	(1.03)	(1.06)	(.21)	—	(.21)	$8.62	(10.73)*	$9	1.12*	(.30)*	—*
August 31, 2019	10.02	(.01)	.04	.03	(.16)	—	(.16)	9.89	.40	10	2.25	(.10)	—
August 31, 2018†	10.00	(.08)	.16	.08	—	(.06)	(.06)	10.02	.79*	10	2.13*	(.83)*	—
Class C
February 29, 2020**	$9.81	(.02)	(1.04)	(1.06)	(.19)	—	(.19)	$8.56	(10.75)*	$13	1.12*	(.29)*	—*
August 31, 2019	10.02	(.01)	.03	.02	(.23)	—	(.23)	9.81	.40	30	2.25	(.04)	—
August 31, 2018†	10.00	(.08)	.16	.08	—	(.06)	(.06)	10.02	.79*	10	2.13*	(.83)*	—
Class R
February 29, 2020**	$9.94	—[e]	(1.06)	(1.06)	(.25)	—	(.25)	$8.63	(10.61)*	$9	.87*	(.06)*	—*
August 31, 2019	10.07	.04	.04	.08	(.21)	—	(.21)	9.94	.94	10	1.75	.41	—
August 31, 2018†	10.00	(.03)	.16	.13	—	(.06)	(.06)	10.07	1.29*	10	1.65*	(.36)*	—
Class R6
February 29, 2020**	$9.98	.02	(1.05)	(1.03)	(.30)	—	(.30)	$8.65	(10.29)*	$1,651	.62*	.19*	—*
August 31, 2019	10.11	.08	.05	.13	(.26)	—	(.26)	9.98	1.46	1,900	1.25	.90	—
August 31, 2018†	10.00	.02	.15	.17	—	(.06)	(.06)	10.11	1.69*	2,077	1.19*	.23*	—
Class Y
February 29, 2020**	$9.98	.02	(1.05)	(1.03)	(.30)	—	(.30)	$8.65	(10.30)*	$380	.62*	.20*	—*
August 31, 2019	10.12	.09	.03	.12	(.26)	—	(.26)	9.98	1.36	484	1.25	.90	—
August 31, 2018†	10.00	.02	.16	.18	—	(.06)	(.06)	10.12	1.79*	560	1.18*	.21*	—

* Not annualized.

** Unaudited.

† For the period September 21, 2017 (commencement of operations) to February 28, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 29, 2020	0.64%
August 31, 2019	1.53
August 31, 2018	3.28

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

26 PanAgora Managed Futures Strategy	PanAgora Managed Futures Strategy 27

Notes to consolidated financial statements 2/29/20 (Unaudited)

Within the following Notes to consolidated financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2019 through February 29, 2020.

Putnam PanAgora Managed Futures Strategy (the fund) is a non-diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek absolute return (i.e. positive total return in diverse market environments over time). The fund pursues its goal by investing primarily in futures and forward contracts that provide exposure to equities, fixed income securities, commodities, and developed and emerging market currencies. These asset classes offer different return potential and exposure to different investment risks. In allocating the fund’s assets among these different asset classes, PanAgora Asset Management, Inc. (PanAgora), the subadviser to the fund, an affiliate of Putnam Management, uses its proprietary trend following strategy, which relies on quantitative models and information and data inputs to those models to seek to identify and profit from price trends in global equity, fixed income, commodity and currency markets.

Following the identification of a trend, the fund may take either a long or short position in an asset class. The size of the position taken is based on PanAgora’s systematic assessment of the trend and its likelihood of continuing, as well as PanAgora’s estimate of the risk of the instrument through which the position is implemented. Once a position has been added to the fund’s portfolio, PanAgora monitors for any indication of a reversal or loss of momentum in the price trend in order to determine when to exit the position.

In constructing the fund’s portfolio, PanAgora uses a proprietary approach to balance the fund’s risk exposures in an effort to generate attractive returns, in diverse market conditions, that are generally uncorrelated with the returns of traditional asset classes.

The fund expects to obtain exposure to developed “market” equity indexes, although it may have exposure to equity securities of any market capitalization throughout the world, including foreign and emerging markets. In the case of fixed income securities, the fund expects to seek exposure primarily to investment-grade securities, but may have exposure to fixed-income securities of any credit quality, duration or maturity. The fund may obtain exposure to any commodity and to both developed and emerging market currencies. The fund primarily gains long and short exposure to an asset class by investing in exchanged-traded futures and over-the-counter forward contracts, but may also invest in an asset class through other derivatives (such as options and swap contracts) or directly.

The fund is “non-diversified,” which means that it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

A significant portion of the assets of the fund will be invested in short-term instruments, including cash and cash equivalents generally with one year or less term to maturity. These investments serve as collateral for the derivative positions the fund takes and also may earn income for the fund.

Although the fund normally does not engage in borrowing, because the fund typically uses long and short futures and forwards to a significant extent (and may also take other short derivatives positions), the fund will operate with potentially significant investment leverage, which magnifies investment exposure. Instruments in the fund are generally liquid and exchange traded.

The fund may invest directly or indirectly through its wholly-owned and controlled subsidiary, which like the fund, is sub-advised by PanAgora. The fund may invest no more than 25% of its assets in the subsidiary. The subsidiary will invest primarily in commodity futures but it may also invest in other commodity-related instruments (such as financial futures, option and swap contracts) or other asset classes (including through derivatives). Unlike the fund, the subsidiary may invest without limitation in commodity-related instruments. Unless indicated otherwise, references to the fund’s investments, investment exposures or risks include its indirect investments, investment exposures and risks through the subsidiary.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales

28 PanAgora Managed Futures Strategy

charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its consolidated financial statements. The preparation of consolidated financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Consolidated statement of assets and liabilities date through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

PanAgora Managed Futures Strategy 29

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to gain exposure to equity securities, fixed-income securities and commodities.

30 PanAgora Managed Futures Strategy

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Consolidated statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

At close of the reporting period, the fund has deposited cash valued at $868,865 in a segregated account to cover margin requirements on open futures contracts.

Futures contracts outstanding at period end, if any, are listed after the fund’s Consolidated portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to provide exposure to developed and emerging market currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Consolidated statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s Consolidated portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s Consolidated portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s Consolidated portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $43,283 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

PanAgora Managed Futures Strategy 31

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund’s investment in the subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. The rules regarding the extent to which annual net income, if any, realized by the subsidiary and included in the fund’s annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund’s qualification as a regulated investment company under the Code are unclear and currently under consideration.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$269,007	$—	$269,007

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $10,909,474, resulting in gross unrealized appreciation and depreciation of $504,365 and $1,121,515, respectively, or net unrealized depreciation of $617,150.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

32 PanAgora Managed Futures Strategy

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management for which PanAgora is acting as sub-adviser launched on or after the date of the fund’s management contract, as determined at the close of each business day during the month. Such annual rates may vary as follows:

1.000%	of the first $1 billion,	0.980%	of the next $2 billion and
0.990%	of the next $2 billion,	0.970%	of any excess thereafter

The subsidiary pays a monthly management fee to Putnam Management at the same rate as the fund. For so long as the fund invests in the subsidiary, the management fee paid by the fund to Putnam Management is reduced by an amount equal to the management fee Putnam Management receives from the subsidiary under the management contract between Putnam Management and the subsidiary.

For the reporting period, the fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.497% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $73,196 as a result of this limit.

PanAgora is authorized by the Trustees to make investment decisions for the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PanAgora for its services at an annual rate of 0.500% of the average net assets of the portion of the fund managed by PanAgora.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,077	Class R	2
Class B	2	Class R6	430
Class C	4	Class Y	93
Class M	1	Total	$2,609

PanAgora Managed Futures Strategy 33

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $113 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Consolidated statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Consolidated statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$11,632
Class B	1.00%	1.00%	46
Class C	1.00%	1.00%	97
ClassM *	1.00%	0.75%	17
Class R	1.00%	0.50%	23
Total			$11,815

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$—	$—
U.S. government securities (Long-term)	—	—
Total	$—	$—

34 PanAgora Managed Futures Strategy

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	3,751	$32,221	525	$4,959
Shares issued in connection with
reinvestment of distributions	33,159	281,522	25,410	234,792
	36,910	313,743	25,935	239,751
Shares repurchased	(951)	(8,005)	(6,096)	(56,436)
Net increase	35,959	$305,738	19,839	$183,315

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	25	210	17	160
	25	210	17	160
Shares repurchased	—	—	—	—
Net increase	25	$210	17	$160

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	22	$187	3,399	$32,099
Shares issued in connection with
reinvestment of distributions	34	289	103	945
	56	476	3,502	33,044
Shares repurchased	(1,535)	(13,453)	(1,487)	(13,500)
Net increase (decrease)	(1,479)	$(12,977)	2,015	$19,544

	SIX MONTHS ENDED 2/29/20*		YEAR ENDED 8/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	20	184
	—	—	20	184
Shares repurchased	(1,026)	(8,829)	—	—
Net increase (decrease)	(1,026)	$(8,829)	20	$184

PanAgora Managed Futures Strategy 35

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	30	258	23	210
	30	258	23	210
Shares repurchased	—	—	—	—
Net increase	30	$258	23	$210

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	14,984	$135,964	36,514	$344,238
Shares issued in connection with
reinvestment of distributions	6,586	55,913	5,962	55,089
	21,570	191,877	42,476	399,327
Shares repurchased	(21,032)	(192,391)	(57,426)	(528,215)
Net increase (decrease)	538	$(514)	(14,950)	$(128,888)

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,748	$24,099	5,706	$54,866
Shares issued in connection with
reinvestment of distributions	1,420	12,052	1,475	13,627
	4,168	36,151	7,181	68,493
Shares repurchased	(8,670)	(77,686)	(14,099)	(132,578)
Net decrease	(4,502)	$(41,535)	(6,918)	$(64,085)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,058,099	99.5%	$9,141,975
Class B	1,048	100.0	9,032
Class C	1,055	68.4	9,031
Class R	1,059	100.0	9,144

At the close of the reporting period, a shareholder of record owned 14.6% of the outstanding shares of the fund.

Note 5: Basis of consolidation

The accompanying consolidated financial statements of the fund include the account of the subsidiary which primarily invests in commodity-related instruments and other derivatives. The fund may invest up to 25% of its total assets in the subsidiary. The fund’s Consolidated portfolio and Consolidated financial statements include the positions and accounts, respectively, of the subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The subsidiary is subject to the same investment policies and restrictions that apply to the fund, except that the subsidiary may invest without limitation in commodity-related instruments. As of the reporting period, the fund’s investment in its subsidiary totaled $1,279,283, which represented 11.4% of the fund’s net assets.

36 PanAgora Managed Futures Strategy

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities.

Beginning in January 2020, global financial markets have experienced, and may continue to experience significant volatility resulting from the spread of a virus known as COVID–19.  The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty.  The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	700
Forward currency contracts (contract amount)	$33,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$311,952	Payables	$329,594
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	302,716*	Unrealized depreciation	366,548*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	464,862*	Unrealized depreciation	442,117*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Commodity contracts	appreciation	483,575*	Unrealized depreciation	258,119*
Total		$1,563,105		$1,396,378

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s Consolidated portfolio. Only current day’s variation margin is reported within the Consolidated statement of assets and liabilities.

PanAgora Managed Futures Strategy 37

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Consolidated statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(72,412)	$(72,412)
Equity contracts	82,147	—	82,147
Interest rate contracts	(114,061)	—	(114,061)
Commodity contracts	(333,166)	—	(333,166)
Total	$(365,080)	$(72,412)	$(437,492)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(525,427)	$(525,427)
Equity contracts	(41,661)	—	(41,661)
Interest rate contracts	(165,547)	—	(165,547)
Commodity contracts	(239,131)	—	(239,131)
Total	$(446,339)	$(525,427)	$(971,766)

38 PanAgora Managed Futures Strategy

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of New York	Brown Brothers Harriman & Co.	BofA Securities, Inc.	State Street Broker Group	Total
Assets:
Futures contracts	$—	$—	$472,472	$—	$472,472
Forward currency contracts#	129,360	2,517	—	180,075	311,952
Total Assets	$129,360	$2,517	$472,472	$180,075	$784,424
Liabilities:
Futures contracts	—	—	284,929	—	284,929
Forward currency contracts#	103,719	40,301	—	185,574	329,594
Total Liabilities	$103,719	$40,301	$284,929	$185,574	$614,523
Total Financial and Derivative	$25,641	$(37,784)	$187,543	$(5,499)	$169,901
Net Assets
Total collateral received (pledged)†##	$—	$—	$(1,665,881)	$—
Net amount	$25,641	$(37,784)	$1,853,424	$(5,499)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$(1,665,881)	$—	$(1,665,881)

** Included with Investments in securities and/or Deposits with broker on the Consolidated statement of assets and liabilities. With respect to futures contracts, this amount represents collateral on initial and variation margin for outstanding contracts.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

PanAgora Managed Futures Strategy 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 PanAgora Managed Futures Strategy

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
PanAgora Asset Management, Inc.	Paul L. Joskow	and Compliance Liaison
470 Atlantic Ave.	Robert E. Patterson
Boston, MA 02210	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management	Mona K. Sutphen
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
	Officer, and Chief Risk Officer	Principal Accounting Officer,
and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam PanAgora Managed Futures Strategy. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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BROCKTON, MA
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SA800 320384 4/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 29, 2020